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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of earliest event reported: December 1, 1998

                      AUTONOMOUS TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

        Florida                         0-28278               59-2554729
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                      Identification No.)

                 2800 Discovery Drive, Orlando, Florida 32826
       (Address of registrant's principal executive offices)  (Zip Code)
      Registrant's telephone number, including area code:  (407) 384-1600
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            ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective December 1, 1998, Autonomous Technologies Corporation (the "Company") engaged Deloitte & Touche LLP as its independent public accountant and on that same date, the Company dismissed Arthur Andersen LLP as its independent public accountants. The engagement of Deloitte & Touche was recommended and approved by the audit committee of the Company's Board of Directors.

     The audit report of Arthur Andersen LLP on the Company's financial statements for the year ended December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In its report on the financial statements of the Company for the year ended December 31, 1997, Arthur Andersen LLP modified its opinion on the financial statements to indicate that they were prepared on the assumption that the Company would continue as a going concern. As such, Arthur Andersen pointed out certain factors disclosed by the Company in it's financial statements that raised a substantial doubt about the ability of the Company to continue as a going concern.

     In connection with the audits of the Company's financial statements for each of the two years ended December 31, 1997, and in the subsequent unaudited interim period through December 1, 1998, there were no disagreements between the Company and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the audited financial statements.

     During the Company's two most recently completed years and through present date, there have been no reportable events (as defined in Item 304 of Regulation S-K ) with Arthur Andersen LLP and during such periods the Company has not consulted Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, of the type of audit opinion that might be rendered on the Company's financial statements. A letter from Arthur Andersen LLP is attached as Exhibit 16.

     On October 1, 1998, the Company and Summit Technology, Inc. announced that they had entered into a merger agreement whereby the Company and a subsidiary of Summit Technology, Inc. would merge. Deloitte & Touche LLP is the independent certified public accountants for Summit Technology, Inc.

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                              ITEM 7. - EXHIBITS

Exhibit Number    Exhibit Description
----------------  ---------------------------------------------------------
16                Letter from Arthur Andersen LLP dated December 7, 1998



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Autonomous Technologies Corporation


Date: December 7, 1998             By:  /s/Monty K. Allen
     -------------------               ------------------------------------
                                    Monty K. Allen, Chief Financial Officer



                               INDEX TO EXHIBITS

Exhibit Number    Exhibit Description
----------------  ---------------------------------------------------------
16                Letter from Arthur Andersen LLP dated December 7, 1998

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